ACUSON CORPORATION                                                 EXHIBIT 10.24
--------------------------------------------------------------------------------


                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of
                                                      ---------
October 5, 1998 is entered into by and among:

          (1)  ACUSON CORPORATION, a Delaware corporation ("Borrower");
                                                            --------

          (2)  Each of the financial institutions listed in Schedule I to the
                                                            -----------------
     Credit Agreement referred to in Recital A below (collectively, the
     ----------------                ---------
     "Lenders"); and
      -------

          (3) ABN AMRO BANK, N.V., acting through its San Francisco International Branch, as agent for the Lenders (in such capacity, "Agent").
                                                                        -----

                                   RECITALS
                                   --------

     A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of March 28, 1997, as amended by a First Amendment to Credit Agreement dated as of April 15, 1998 (as so amended, the "Credit Agreement").
                                                ----------------

     B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

     C. The Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

     1.   DEFINITIONS, INTERPRETATION.  All capitalized terms defined above and
          ---------------------------
elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit
                                                        -----------------------
Agreement shall, to the extent not inconsistent with the terms of this
---------
Amendment, apply to this Amendment and are hereby incorporated by reference.

     2.   AMENDMENTS TO CREDIT AGREEMENT.  Subject to the satisfaction of the
          ------------------------------
conditions set forth in Paragraph 5 below, the Credit Agreement is hereby
                        -----------
amended as follows:

          (a)  Paragraph 1.01 is amended by changing the definition of "Total
               --------------
     Commitment" set forth therein to read in its entirety as follows:

               "Total Commitment" shall mean, at any time, One Hundred Million
                ----------------
          Dollars ($100,000,000) or, if such amount is reduced pursuant to Subparagraph 2.07(a), the amount to which so reduced and in effect at
          --------------------
          such time.

          (b)  Paragraph 4.01 is amended by (i) changing the designation of
               --------------
     Subparagraph (t) thereof to "(u)" and (ii) adding thereto, immediately
     ----------------
     following Subparagraph (s), a new Subparagraph (t) to read in its entirety
               ----------------        ----------------
     as follows:

               (t)  Year 2000 Compatibility.  Borrower and its Subsidiaries have
                    -----------------------
          reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Borrower believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

          (c)  Subparagraph 5.01(a) is amended by changing clause (iii) thereof
               --------------------                        ------------
     to read in its entirety as follows:

               (iii) Contemporaneously with the quarterly and year-end Financial Statements required by the foregoing clauses (i) and (ii), a
                                                         --------------------
          compliance certificate of the chief financial officer or treasurer of Borrower (a "Compliance Certificate") which (A) states that no Default
                       ----------------------
          has occurred and is continuing, or, if any such Default has occurred and is continuing, a statement as to the nature thereof and what action Borrower proposes to take with respect thereto; (B) sets forth, for the four-fiscal quarter period ending on the last day of the fiscal quarter or fiscal year covered by such Financial Statements or as of the last day of such fiscal quarter or fiscal year (as the case may be), the calculation of the financial ratios and tests provided in Paragraph 5.03; (C) states that the Year 2000 remediation efforts of
          --------------
          Borrower and its Subsidiaries are proceeding as scheduled; and (D) indicates whether an auditor, regulator or third party consultant has issued a management letter or other communication regarding the Year 2000 exposure, program or progress of Borrower and/or its Subsidiaries;

          (d)  Paragraph 5.01 is further amended by (i) changing the designation
               --------------
     of Subparagraph (h) thereof to "(i)" and (ii) adding thereto, immediately
        ----------------
     following Subparagraph (g), a new Subparagraph (h) to read in its entirety
               ----------------        ----------------
     as follows:

               (h)  Year 2000 Compatibility. Borrower and its Subsidiaries shall
                    -----------------------
          take all acts reasonably necessary to ensure that all software, hardware, firmware, equipment, goods and systems utilized by or material to their business operations or financial condition will properly perform date sensitive functions before, during and after the year 2000. At the request of Agent, Borrower shall provide to Agent such certifications or other evidence of compliance with this Subparagraph 5.01(h) as Agent may reasonably require.
          --------------------

          (e)  Subparagraph 5.02(a) is amended by changing clause (xi) thereof
               --------------------                        -----------
     to read in its entirety as follows:

               (xi) Other Indebtedness of Borrower and its Subsidiaries (whether or not of a type listed in clauses (i) through (x) above),
                                              -----------------------
          provided that the aggregate principal amount of all such other Indebtedness does not exceed $30,000,000 at any time.

          (f)  Subparagraph 5.02(e) is amended by changing clause (x) thereof to
               --------------------                        ----------
     read in its entirety as follows:

               (x) Other Investments, provided that the aggregate amount of such other Investments incurred in any fiscal year does not exceed $25,000,000.

          (g)  Subparagraph 5.02(f) is amended by deleting from the first line
               --------------------
     of clause (iii) thereof the words "not more than 4,000,000".
        ------------

          (h)  Subparagraph 5.03(a) is amended to read in its entirety as
               --------------------
     follows:

               (a)  Current Ratio.  Borrower shall not permit its Current Ratio
                    -------------
          to be less than 1.25 to 1.00 on the last day of any fiscal quarter.

          (i)  Subparagraph 5.03(b) is amended to read in its entirety as
               --------------------
     follows:

               (b)  Leverage Ratio. Borrower shall not permit its Leverage Ratio
                    --------------
          to be greater than 1.25 to 1.00 on the last day of any fiscal quarter.

          (j)  Schedule I is amended by changing the percentage set forth under
               ----------
     the caption "Proportionate Share" opposite each Lender's name thereon as follows:

                                                                                   PROPORTIONATE
          LENDER                                                                       SHARE
          ------                                                                     ---------
          ABN AMRO BANK N.V.                                                        34.10000000%

          BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION                    20.00000000%

          BANQUE NATIONALE DE PARIS                                                 16.70000000%

          COMMERZBANK AKTIENGESELLSCHAFT LOS ANGELES BRANCH                         16.70000000%

          THE SANWA BANK LIMITED                                                    12.50000000%

     3.   REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and
          ------------------------------
warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective
   -----------
Date (as defined below):

          (a) The representations and warranties of Borrower set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents
     --------------------------------------
     are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

          (b)  No Default has occurred and is continuing; and

          (c)  Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this
-----------
Amendment.)

     4.   AMENDMENT FEE. Borrower shall pay to Agent, for the ratable benefit of
          -------------
the Lenders increasing their Commitments under the Credit Agreement, an amendment fee of $25,000 (the "Amendment Fee"). The Amendment Fee shall be
                               -------------
shared by such Lenders pro rata based upon the amounts of their respective Commitment increases.

     5.   EFFECTIVE DATE.  The amendments effected by Paragraph 2 above shall
          --------------                              -----------
become effective on October 5, 1998 (the "Effective Date"), subject to receipt
                                          --------------
by Agent and the Lenders on or prior to October 5, 1998 of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

          (a)  This Amendment duly executed by Borrower, the Lenders and Agent;

          (b)  The Amendment Fee;

          (c) A favorable written opinion from Charles H. Dearborn, Esq., General Counsel of Borrower, dated October 5, 1998, addressed to Agent for the benefit of Agent and the Lenders, covering such legal matters as Agent or Lenders may reasonably request and otherwise in form and substance satisfactory to Agent;

          (d) Payment of all fees and expenses of Agent's counsel incurred in connection with this Amendment; and

          (e) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

     6.   EFFECT OF THIS AMENDMENT.  On and after the Effective Date, each
          ------------------------
reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

     7.   MISCELLANEOUS.
          -------------

          (a)  Counterparts.  This Amendment may be executed in any number of
               ------------
     identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b)  Headings.  Headings in this Amendment are for convenience of
               --------
     reference only and are not part of the substance hereof.

          (c)  Governing Law.  This Amendment shall be governed by and construed
               -------------
     in accordance with the laws of the State of California without reference to conflicts of law rules.

                         [The signature pages follow.]

     IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                          ACUSON CORPORATION


                                   By:__________________________________________
                                   Name:
                                   Title:

AGENT:                             ABN AMRO BANK N.V.


                                   By:  ________________________________________
                                        Name:  _________________________________
                                        Title: _________________________________


                                   By:  ________________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

LENDERS:                           ABN AMRO BANK N.V.


                                   By:  ________________________________________
                                        Name:___________________________________
                                        Title:_________________________________


                                   By:  ________________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION


                                   By:  ________________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                   BANQUE NATIONALE DE PARIS


                                   By:  ________________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                   THE SANWA BANK LIMITED


                                   By:  ________________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                   COMMERZBANK AKTIENGESELLSCHAFT,
                                   LOS ANGELES BRANCH


                                   By:  ________________________________________
                                        Name:  _________________________________
                                        Title: _________________________________


                                   By:  ________________________________________
                                        Name:___________________________________
                                        Title: _________________________________